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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  December 1, 1998
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                  Date of Report (Date of earliest event reported)


                            ACCESS ANYTIME BANCORP, INC.
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               (Exact name of registrant as specified in its charter)


Delaware                           0-28894                  85-0444597
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(State or other Jurisdiction       (Commission              (IRS Employer
         of incorporation)         File Number)             Identification No)


                                  801 Pile Street
                              Clovis, New Mexico 88101
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                      (Address of principal Executive offices)


                                   (505) 762-4417
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                (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


The Company's wholly-owned subsidiary FIRSTBANK has concluded as of this date a sale of its mortgage servicing portfolio (owned and serviced for others) to Suburban Mortgage Company of New Mexico of Albuquerque, New Mexico for an undisclosed purchase price. Suburban Mortgage assumes the responsibility for administering and servicing approximately $99 million in loans outstanding for itself and various other investors.




SIGNATURES

     PURSUANT TO THE REQUIREMENT OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.





                                   ACCESS ANYTIME BANCORP, INC.

DATE:   DECEMBER 1, 1998

                                   BY:   /s/ KEN HUEY, JR.
                                      -----------------------------------------
                                         KEN HUEY, JR. - PRESIDENT
                                         CHIEF FINANCIAL OFFICER AND DIRECTOR